SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

        [X]    Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             Maxim Series Fund, Inc.
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------

--------------------------------------------------------------------------
                             Maxim Series Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)


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




                             MAXIM SERIES FUND, INC.

                      Executive Offices:           8515 East Orchard Road
                                                   Englewood, Colorado 80111
                      Mailing address:             P.O. Box 1700
                                                   Denver, Colorado 80201

                                                            May 25, 1999

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held On June 25, 1999

        Notice is hereby given that a special meeting (the "Meeting") of shareholders of the Maxim Series Fund, Inc. (the "Fund"): Investment Grade Corporate Bond, Value Index, and Growth Index Portfolios (collectively the "Portfolios") will be held at 8515 East Orchard Road, Englewood, Colorado on Friday June 25, 1999 at 10:00 a.m. Mountain Time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

               1. To consider and act upon a proposal to change the investment objective of the Investment Grade Corporate Bond Portfolio;

               2. To  consider  and  act  upon  a  proposal  to  change  certain fundamental investment restrictions of the Investment Grade Corporate Bond Portfolio.

               3. To consider  and act upon a proposal to change the  investment objective of the Value Index Portfolio;

               4. To consider  and act upon a proposal to change the  investment objective of the Growth Index Portfolio;

        The Board of Directors has fixed the close of business on April 30, 1999 as the record date for the determination of shareholders of each of the Portfolios entitled to notice of and to vote at the Meeting or any adjournment thereof. Owners of certain variable annuity contracts issued by Great-West Life & Annuity Insurance Company ("GWL&A") are entitled to provide voting instructions with respect to their proportionate interest in the Portfolios.

        You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                                            By Order of the Board of Directors

                                            /s/ Beverly A. Byrne

                                            Beverly A. Byrne
                                    Secretary

               YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                                              12
                                 PROXY STATEMENT

                             MAXIM SERIES FUND, INC.

                      Executive Offices:           8515 East Orchard Road
                                                   Englewood, Colorado 80111
                      Mailing Address:             P.O. Box 1700
                                                   Denver, Colorado 80201

                                  May 25, 1999

                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held On May 25, 1999

        This Proxy Statement is furnished in connection with the solicitation of proxies by, and on behalf of, the Board of Directors (the "Board") of Maxim Series Fund, Inc. (the "Fund") to be used at the Special Meeting (the "Meeting")of Shareholders of the Investment Grade Corporate Bond, Value Index, and Growth Index Portfolios (collectively the "Portfolios") and at any adjournments thereof, to be held on Friday June 25, 1999 at 10:00 a.m. Mountain Time at 8515 East Orchard Road, Englewood, Colorado. It is anticipated that the approximate mailing date of this Proxy Statement will be May 25, 1999.

        The Board of Directors has fixed the close of business on April 30, 1999 as the record date for the determination of shareholders of each Portfolio entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). Owners of contracts ("Contractowners") issued through the Series Accounts (as that term is defined below) by Great-West Life & Annuity Insurance Company ("GWL&A") who have allocated contract value to one or more of the Portfolios as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Portfolio.

        Shares of the Portfolios are sold to Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account of GWL&A to fund the benefits under variable annuity contracts (the "Contracts") issued by GWL&A. The three series accounts are hereinafter referred to as "the Series Accounts". Each
Series Account is a separate account of GWL&A and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The shares of the Portfolios are also sold to the Qualified Series Account and FutureFunds Series Account II of GWL&A and the TNE Series (k) Account of New England Life Insurance Company ("NELICO") to fund certain variable annuity contracts. Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the voting instructions of Contractowners in Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account are not being solicited.

        The Investment Adviser to the Fund is GW Capital Management, LLC. ("GWCM" or the "Adviser") 8515 East Orchard Road, Englewood, Colorado 80111, a wholly owned subsidiary of GWL&A. GWCM also serves as the administrator for the Fund.

        Shares of the Portfolios are owned by the Series Accounts, on behalf of Contractowners. In accordance with its view of present applicable law, shares of the Portfolios held in the Series Accounts will be voted based on instructions received from Contractowners who have allocated contract value to one or more of the Portfolios as of the Record Date. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in a Portfolio (held through a Series Account) to the total number of votes attributable to such Portfolio. In determining the number of votes, fractional shares will be recognized. Shares of a Portfolio as to which no timely voting instructions are received and shares owned by Qualified Series Account, FutureFunds Series Account II and TNE Series (k) Account will be voted by GWL&A in proportion to the voting instructions which are received from Contractowners. Voting instructions to abstain on any item will be applied on a pro rata basis to reduce the votes eligible to be cast. A proxy may be revoked at any time before it is voted by the furnishing of a written revocation, properly executed, to the Fund's Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or GWL&A or its agents or affiliates personally or by telephone.

        The following table indicates the Portfolios being solicited with respect to the Proposals being presented at the meeting:

        ------------------------------ ---------------------------- ----------------------
                  Proposal                       Summary               Eligible Voters
        ------------------------------ ---------------------------- ----------------------
        ------------------------------ ---------------------------- ----------------------
        1.  Approval of changes        A proposal to change the     Only Contractowners
        relating to the Investment     investment objective of      having an interest
        Grade Corporate Bond           the Investment Grade         in an investment
        Portfolio.                     Corporate Bond Portfolio.    option corresponding
                                                                    to the Investment
                                                                    Grade Corporate Bond
                                                                    Portfolio.
        ------------------------------ ---------------------------- ----------------------
        ------------------------------ ---------------------------- ----------------------
        2. Approval of  amendments A proposal to change the Only  Contractowners to the fundamental  fundamental investment having an interest investment restrictions  of  restrictions  of the in an investment  the  Investment
        Grade  Investment Grade Corporate  option  corresponding  Corporate Bond
        Portfolio. Bond Portfolio to to the Investment
                                       correspond with the          Grade Corporate Bond
                                       investment objective         Portfolio.
                              change in proposal 1.
        ------------------------------ ---------------------------- ----------------------
        ------------------------------ ---------------------------- ----------------------
        3. Approval of changes         A proposal to change the     Only Contractowners
        relating to the Value Index    investment objective of      having an interest
        Portfolio.                     the Value Index Portfolio.   in an investment
                                                                    option corresponding
                                                                    to the Value Index
                                                                    Portfolio.
        ------------------------------ ---------------------------- ----------------------
        ------------------------------ ---------------------------- ----------------------
        4. Approval of changes         A proposal to change the     Only Contractowners
        relating to the Growth Index   investment objective of      having an interest
        Portfolio.                     the Growth Index Portfolio.  in an investment
                                                                    option corresponding
                                                                    to the Growth Index
                                                                    Portfolio.
        ------------------------------ ---------------------------- ----------------------

        If you execute and return the enclosed proxy in time to be voted at the Meeting, and do not subsequently revoke your proxy, then all shares represented by the proxy will be voted in accordance with your instructions. Approval of each Proposal requires the vote of a "majority of the outstanding voting securities," of the affected Portfolio, within the meaning of the Investment Company Act of 1940 (the "1940 Act"). The term "majority of outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

        The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve each Proposal . An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal.

        The Fund and the Portfolios will pay no expenses associated with this proxy solicitation. Any expenses will be paid by GWCM. Management of the Fund knows of no other business, other than that set forth in Proposals 1 through 3 which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Beneficial Ownership

        The Portfolios each issue a separate class of common stock, par value $.10 per share. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held of a particular Portfolio (and fractional votes corresponding to any fractional shares), with no shares having cumulative voting rights.

        As of the Record Date, the number of shares outstanding for each Portfolio was: 100,753,393 for the Investment Grade Corporate Bond Portfolio; 169,163,746 for the Value Index Portfolio and 148,560,337 for the Growth Index Portfolio. As of the Record Date the following persons owned more than 5% of a Portfolio's outstanding shares: Investment Grade Corporate Bond Portfolio:
FutureFunds II Series Account 88,493,124.19 shares 87.8%; and TNE Series (k) Account 11,228,707.85 shares 11.1%; Value Index Portfolio: FutureFunds II Series Account 140,442,110.91 shares 83%; and TNE Series (k) Account 20,132,065.25 shares 11.9%; and the Growth Index Portfolio: FutureFunds II Series Account 116,056,429.72 shares 78.1%; and the TNE Series (k) Account 15,544,848.33 shares 10.4%; and the Directors and executive officers of the Fund did not own any Portfolio shares.

PROPOSAL 1: CHANGE OF INVESTMENT OBJECTIVE OF THE INVESTMENT GRADE CORPORATE BOND PORTFOLIO

        The current investment objective of the Investment Grade Corporate Bond Portfolio (the " Bond Portfolio") is to seek the highest possible current income consistent with the primary goal of insuring the protection of capital by investing primarily in investment grade corporate debt securities and in debt securities issued by the U.S. Government and its agencies. To date, the Bond Portfolio's investment results have not compared favorably with most funds in its asset category.

        It is therefore proposed that the investment objective of the Bond Portfolio be changed. Under the proposal, the new investment objective is to seek investment results that track the total return of the Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate"). This means that the Portfolio will invest in the securities contained in the Lehman Aggregate so as to match, as nearly as possible, the performance of that index. In pursuing this strategy, the Portfolio may also enter into futures contracts on financial indices as well as options on such futures contracts. If the proposal is passed, the name of the Bond Portfolio would change to the Bond Index Portfolio. The Bond Index Portfolio would meet the needs of an investor who wishes to participate in the overall performance of the investment grade debt sector without incurring the investment selection risk of an actively managed portfolio investment strategy. As an indexed portfolio, the Bond Index Portfolio may have lower turnover rates than an actively managed portfolio.

        The Lehman Aggregate is designed to replicate the investment performance of the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. The Lehman Aggregate had a total market value of approximately $5.5 trillion and contained 7,422 securities as of March, 1999. To qualify for inclusion in the Lehman Aggregate, a bond or other debt security must meet the following criteria: (1) it must have a maturity of at least one year without a limit on final maturity; (2) it must have at least $100 million par amount outstanding; (3) it must be investment grade; (4) it must carry a fixed interest rate; and (5) it must be publicly issued in U.S. dollars.

        The Bond Index Portfolio will be invested to match, as closely as possible, the relevant attributes of the Lehman Aggregate; these include investment type, duration, and quality. From time to time, the composition of the Bond Index Portfolio will be adjusted as a result of a change in the composition of the Lehman Aggregate. Due to the size of the Lehman Aggregate and in order to reduce expenses, sampling techniques will be used. A primary goal of the sampling strategy is to minimize "tracking error", which is the statistical measure of the difference between the investment results of the Bond Index Portfolio and the Lehman Aggregate. The Bond Index Portfolio may also invest in index futures contracts or options on such futures contracts as a means of replicating the characteristics of the index. The Bond Index Portfolio will attempt to achieve a correlation of at least 0.95 between its return performance and that of the Lehman Aggregate, before expenses. A correlation of 1.00 indicates a perfect correlation. Investment advisory fees and other expenses will tend to cause the Bond Index Portfolio's return to be lower than the return of the Lehman Aggregate.

        In order to manage cash flow resulting from the Bond Index Portfolio's purchase and redemption of its own shares, the Bond Index Portfolio may hold cash, cash equivalents, or money market instruments as deemed appropriate by GWCM. The Bond Index Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by GWCM, for temporary defensive purposes in response to adverse market, economic or political conditions, or as a cash reserve. Due to "tracking error, expenses and cash flow management, there can be no assurance that the Bond Index will meet its investment objective. In addition, even if the Portfolio is successful in tracking the performance of the index, the index may perform poorly in which case the Portfolio would have poor investment results.

        If the proposal is approved, the change in the Bond Index Portfolio's investment objective would become effective immediately, though it may take a few months to transition its holdings in accordance with the new investment objective. During this transition period, it is less likely the Portfolio will achieve its investment objective since it will not be fully invested in the Lehman Aggregate. At the time the new investment objective would become effective, GWCM will determine, based on market conditions and the new investment objective, the extent to which securities held by the Bond Index Portfolio will be sold and new securities purchased. While it is anticipated the Adviser will have to make significant changes in the current holdings of the Bond Index Portfolio as a result of the new investment objective, the Fund cannot predict the precise impact the proposed changes would have on the Bond Index Portfolio's turnover rate. However, the Fund estimates that approval of this proposal would cause the turnover rate for 1999 to be at least 100% due to the transition and for subsequent years, approximately 40%, though there can be no assurance that these estimates will be accurate. For comparison purposes, the turnover rate during 1998 was 59.8% and 1997 was140.4%. The Bond Index Portfolio may also incur additional expenses as a result of the conversion. The anticipated cost of these expenses is approximately $75,000.

        Vote Required

        In order to approve this Proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Bond Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

        If this proposal is approved at the Meeting, value held under a Contract will remain in the Investment Division that invests in what was the Investment Grade Corporate Bond Portfolio, unless separate instructions are received from the Contractowner to move the Contract value into another available Investment Division.

The Bond Index Portfolio is not sponsored, endorsed, sold or promoted by Lehman Brothers and Lehman Brothers makes no representation regarding the advisability of using this index.


PROPOSAL 2: AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INVESTMENT GRADE CORPORATE BOND PORTFOLIO

        As required by the 1940 Act, the Maxim Series Fund, Inc. has adopted certain fundamental investment restrictions ("fundamental restrictions"), with respect to its Portfolios, which are set forth in its Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that have not been specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval.

        Based on the proposed change of investment objective of the Bond Portfolio discussed in Proposal 1 above, the Board has determined that three of the current fundamental restrictions should be modified to allow the Bond Index Portfolio additional investment flexibility consistent with its investment objective and consistent with the investment flexibility provided to the other Maxim index portfolios.

        Specifically, as noted under Proposal No. 1, in order to replicate as nearly as possible the performance of the Lehman Aggregate, the Bond Index Portfolio may enter into futures contracts on financial indices and options on such futures contracts. The ability to use these types of "derivative" transactions will, among other things, compensate for the Portfolio's inability to invest in all securities contained in that index. Presently, the fundamental investment restrictions of this Portfolio do not explicitly permit the Portfolio to engage in these types of transactions. The fundamental investment restrictions of all other Maxim Index Portfolios do provide this investment flexibility and GWCM believes these types of transactions are an important component of the investment strategy of an index fund. Accordingly, the proposal is intended to enable the Bond Index Portfolio to engage in the same types of derivative transactions as the other Maxim Index Portfolios and thereby enhance its ability to track the performance of the Lehman Aggregate.

        All three of the fundamental investment restrictions to be voted on relate to financial futures contracts and related options transactions. It is necessary for all three of these fundamental restrictions to be changed in order to afford the Bond Index Portfolio the necessary investment flexibility to engage in these transactions and to bring its policies in line with the other Maxim Index Portfolios. In light of this, you are being asked to provide voting instructions to approve or disapprove of all three proposed changes as part of a single proposal.

        The text of each fundamental restriction as currently in effect is set forth below as well as the text of each such restriction as it would read if the proposal is approved.

        a. The Fund's current fundamental restriction relating to the purchase of futures contracts and options on such contracts is as follows:

        The Fund (i.e., each Portfolio) will not purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that the Fund may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Maxim Bond, Maxim Stock Index, Maxim Small-Cap Index, Maxim Growth Index, Maxim Value Index, Maxim Ariel MidCap Value, Maxim Templeton International Equity, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Corporate Bond, Maxim Foreign Equity, Maxim Loomis Sayles Small-Cap Value, Maxim INVESCO Small-Cap Growth, Maxim INVESCO ADR and Maxim Short-Term Maturity Bond Portfolios may invest in futures contracts based on financial indices, foreign currency transactions and options on permissible futures contracts.

The Board recommends that this restriction be replaced with the following fundamental restriction (changes underscored):

        The Fund (i.e., each Portfolio) will not purchase or sell interests in commodities, commodities contracts, oil, gas or other mineral exploration or development programs, or real estate, except that the Fund may purchase securities of issuers which invest or deal in any of the above; provided, however, that the Maxim Bond, Maxim Bond Index, Maxim Stock Index, Maxim Small-Cap Index, Maxim Growth Index, Maxim Value Index, Maxim Ariel MidCap Value, Maxim Templeton International Equity, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Corporate Bond, Maxim Foreign Equity, Maxim Loomis Sayles Small-Cap Value, Maxim INVESCO Small-Cap Growth, Maxim INVESCO ADR and Maxim Short-Term Maturity Bond Portfolios may invest in futures contracts based on financial indices, foreign currency transactions and options on permissible futures contracts.

The present fundamental restriction could be read to preclude the Bond Index Portfolio from investing in futures contracts based on financial indices and options on such futures contracts. The primary purpose of the modification is to allow the Bond Index Portfolio to invest in these instruments in furtherance of its investment objective.

        Futures contracts based on financial indices provide for profits and losses resulting from changes in the market value of the contract, which profits and losses are credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the futures contract is based. At the time the Portfolio enters into a futures contract, an amount of liquid assets less initial and variation margin on the futures contract will be deposited in a segregated account with the Fund's custodian to collateralize the position and ensure that the futures contract is "covered." The Portfolio would be required to deposit additional liquid assets in order to continue covering the contract as market conditions change.

        Put and call options on financial futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading
Commission for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (that is, assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (that is, assume a "short" position), for a specified exercise price, at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

        Positions in futures contracts and options thereon can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Portfolio cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets. Another risk applicable to both futures contracts and related options is that changes in the value of the contracts or options may not correlate with changes in the underlying financial index. This failure may be partly due to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, the Portfolio's ability to achieve its investment objective may be impeded.

        When the Portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. There is no such limit when the Portfolio enters into a futures contract. Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price change in a futures contract may result in an immediate, substantial gain or loss. This is because the use of leverage has the effect of magnifying gains and losses in the underlying instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day. It does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices sometimes move to the daily limit for several consecutive trading days with little or no trading. When this happens, futures cannot be liquidated promptly and some futures traders suffer large losses.

        b. Modification of fundamental restriction on the purchase of any securities on margin.

The Fund's current fundamental restriction on this matter is as follows:

        The Fund (i.e., each Portfolio) will not purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Maxim Bond, Maxim Stock Index, Maxim Small-Cap
        Index, Maxim Value Index, Maxim Growth Index, Maxim Templeton International Equity, Maxim Ariel Small-Cap Value, Maxim Ariel MidCap Value, Maxim Loomis Sayles Corporate Bond, Maxim Short-Term Maturity Bond, Maxim Loomis Sayles Small-Cap Value, Maxim Foreign Equity, Maxim INVESCO Small-Cap Growth and Maxim INVESCO ADR Portfolios may make margin payments in connection with transactions in futures contracts) or make short sales of securities or maintain a short position.

The Board recommends that this restriction be replaced with the following fundamental restriction (changes underscored):

        The Fund (i.e., each Portfolio) will not purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Maxim Bond, Maxim Bond Index, Maxim Stock Index, Maxim Small-Cap Index, Maxim Value Index, Maxim Growth Index, Maxim Templeton International Equity, Maxim Ariel Small-Cap Value, Maxim Ariel MidCap Value, Maxim Loomis Sayles Corporate Bond, Maxim Short-Term Maturity Bond, Maxim Loomis Sayles Small-Cap Value, Maxim Foreign Equity, Maxim INVESCO Small-Cap Growth and Maxim INVESCO ADR Portfolios may make margin payments in connection with transactions in futures contracts) or make short sales of securities or maintain a short position.

The present fundamental restriction could be read to preclude the Bond Index Portfolio from making margin payments in connection with transactions in futures contracts. Because virtually all futures contracts require margin payments, the proposed change is necessary to enable the Portfolio to enter into futures contracts.

        Because the Portfolio intends to engage in transactions in financial futures contracts, it may be required to deposit initial or maintenance margin in connection with those transactions. No consideration is paid or received at the time the Portfolio enters into a financial futures contract. Instead, the Portfolio must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract (generally 1% to 10% of the contract amount). As the value of the underlying financial index (or other instrument) fluctuates, either party to the contract may be required to make additional margin payments, known as "maintenance margin," or "variation margin" to cover any additional obligation it may have under the contract. Such deposits are not believed to constitute the purchase of securities on margin. Nevertheless, to avoid any uncertainty, the Board of Directors propose to add this exception to the general prohibition against purchasing securities on margin to ensure that the Portfolio may make such initial and maintenance margin deposits without violating its investment restrictions.

        c. Modification of fundamental restriction on the writing, purchasing or selling of put options, call options or combinations thereof.

The Fund's current fundamental restriction on this matter is as follows:

        The Fund (i.e., each Portfolio) will not write, purchase or sell puts, calls or combinations thereof, except that the Maxim Bond, Maxim Small-Cap Index, Maxim Value Index, Maxim Growth Index, Maxim Ariel MidCap Value, Maxim Templeton International Equity, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Corporate Bond, Maxim Loomis Sayles Small-Cap Value, Maxim Foreign Equity, Maxim Short-Term Maturity Bond, Maxim INVESCO Small-Cap Growth and Maxim INVESCO ADR Portfolios may buy and sell put and call options (and any combination thereof) on securities (including index options), on index futures contracts, on securities indices, and on foreign currencies (to the extent a Portfolio may invest in foreign currencies) and may buy and sell put and call warrants, the values of which are based upon securities indices. In addition, the Maxim Bond Portfolio may buy and sell put and call options ( and any combination thereof) on permissible futures contracts.

The Board recommends that this restriction be replaced with the following fundamental restriction (changes underscored):

        The Fund (i.e., each Portfolio) will not write, purchase or sell puts, calls or combinations thereof, except that the Maxim Bond, Maxim Bond Index, Maxim Small-Cap Index, Maxim Value Index, Maxim Growth Index, Maxim Ariel MidCap Value, Maxim Templeton International Equity, Maxim Ariel Small-Cap Value, Maxim Loomis Sayles Corporate Bond, Maxim Loomis Sayles Small-Cap Value, Maxim Foreign Equity, Maxim Short-Term Maturity Bond, Maxim INVESCO Small-Cap Growth and Maxim INVESCO ADR Portfolios may buy and sell put and call options (and any combination thereof) on securities (including index options), on index futures contracts, on securities indices, and on foreign currencies (to the extent a Portfolio may invest in foreign currencies) and may buy and sell put and call warrants, the values of which are based upon securities indices. In addition, the Maxim Bond Portfolio may buy and sell put and call options ( and any combination thereof) on permissible futures contracts.

The proposed change would give the Bond Index Portfolio the same investment flexibility as the other Maxim Index Portfolios. However, like the other Maxim Index Portfolios, in actuality the Bond Index Portfolio presently intends to limit its options related activities to the purchase of options of financial futures contracts, as discussed above

        Vote Required

        In order to approve this Proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Bond Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

        If this proposal is approved at the Meeting, the proposed changes to these three fundamental restrictions will be adopted and the Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable.

PROPOSAL 3:  CHANGE OF INVESTMENT OBJECTIVE OF THE VALUE INDEX PORTFOLIO

        The current investment objective of the Value Index Portfolio ("Value Portfolio") is to seek investment results that track the total return of the common stocks that comprise the Russell 1000 Value Index. During the last couple of years there has been an increasing overlap in the securities comprising the Russell 1000 Value Index and the Russell 1000 Growth Index. Out of the 1,000 stocks that comprise the Russell 1000 Index, the Russell 1000 Value Index holds stocks of 707 of the listed companies while the Russell 1000 Growth Index holds stocks of 569 of the listed companies. Such overlap of growth and value companies comprising the Russell 1000 Value Index and the Russell 1000 Growth Index has detracted from the Portfolio's orientation to invest in "value" oriented securities.

        As a result of the increase in overlap between the Russell Indexes, it is proposed the investment objective of the Value Portfolio be changed to track an index which invests exclusively in value oriented companies. Under the proposal, the Value Portfolio's investment objective would be to seek investment results that track the total return of the common stocks that comprise the S&P/BARRA Value Index.

        The S&P/BARRA Growth and S&P/BARRA Value indices were introduced in May 1992. The indices are used to split the S&P 500 Index into two separate and mutually exclusive investment styles. This split gives the S&P/BARRA indices a pure division between value and growth. The price-to-book ratio is used to distinguish between value and growth. The Value Index contains the companies with lower price-to-book ratios compared to the Growth Index, which consists of higher price-to book ratios.

        The Value Portfolio will attempt to reproduce the returns of the S&P/BARRA Value Index by owning the securities contained in the index in as close as possible a proportion of the Value Portfolio as each stock's weight in the S&P/BARRA Value Index. This may be accomplished through ownership of all the stocks in the S&P/BARRA Value Index and/or through a combination of stock ownership and owning futures contracts on the index and options on futures contracts.

        Twice a year, on January 1 and July 1, adjustments may be made in the Value Portfolio's holdings due to a change in the composition of the S&P/BARRA Value Index. The Value Portfolio will attempt to achieve a correlation between its performance and that of the S&P/BARRA Value Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Value Portfolio's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P/BARRA Value Index. The Adviser will attempt to minimize any "tracking error" (the statistical measure of the difference between the investment results of the Value Portfolio and that of the S&P/BARRA Value Index) in making investments for the Value Portfolio. While the Value Portfolio will remain invested in S&P/BARRA Value Index securities as fully as possible, it must manage cash flows resulting from the Value Portfolio's purchase and redemption of Value Portfolio shares. Therefore, the Value Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Brokerage and other transaction costs, as well as investment advisory fees for the Value Portfolio, in addition to potential tracking errors, will tend to cause the Value Portfolio's return to be lower than the return of the S&P/BARRA Value Index. In addition, there can be no assurance the Value Portfolio will meet its objective.. Furthermore, even if the Portfolio is successful in tracking the performance of the index, the index may perform poorly in which case the Portfolio would have poor investment results.

        If the proposal is approved, the change in the Value Portfolio's investment objective would become effective after the Shareholder vote, and would be completely phased in by July 26, 1999 to allow the Value Portfolio a period to transition its holdings. At the time the new investment objective would become effective, the Adviser will determine, based on market conditions and the new investment objective, the extent to which securities held by the Value Portfolio will be sold and new securities purchased. It is, however, important to understand the S&P/BARRA Value Index contains many of the same securities as are contained in the Russell 1,000 Value Index; therefore, certain securities will be retained. While it is anticipated the Adviser will have to make significant changes in the current holdings of the Value Portfolio as a result of the new investment objective, the Fund cannot predict the precise impact the proposed changes would have on the Value Portfolio's turnover rate. However, the Fund estimates that approval of this proposal would cause the turnover rate for 1999 to be approximately 25% due to the transition and for subsequent years, approximately 20%, due to changes in the S&P 500 as well as movement between the two sub-indices during the bi-annual reconstitution, though there can be no assurance that these estimates will be accurate. For comparison purposes, the turnover rate during 1998 was 39% and 1997 was 26%. The Value Portfolio may also incur additional brokerage expenses as a result of the conversion. The anticipated cost of these brokerage expenses will be negligible since the transition in investment objective will occur during the time of the typical reconstitution of the Russell 1000 Value Index.


        Vote Required

        In order to approve this Proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Value Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

        If this proposal is approved at the Meeting, value held under a Contract will remain in the Investment Division that invests in the Value Index Portfolio unless separate instructions are received from the Contractowner to move the Contract value into another available Investment Division.

Standard & Poor's S&P/BARRA Value Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Maxim Series Fund, Inc. The Value Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using this index.


PROPOSAL 4:  CHANGE OF INVESTMENT OBJECTIVE OF THE GROWTH INDEX PORTFOLIO

        The current investment objective of the Growth Index Portfolio ("Growth Portfolio") is to seek investment results that track the total return of the common stocks that comprise the Russell 1000 Growth Index. During the last couple of years there has been an increasing overlap in the securities comprising the Russell 1000 Value Index and the Russell 1000 Growth Index. Out of the 1,000 stocks that comprise the Russell 1000 Index, the Russell 1000 Value Index holds stocks of 707 of the listed companies while the Russell 1000 Growth Index holds stocks of 569 of the listed companies. Such overlap of growth and value companies comprising the Russell 1000 Value Index and the Russell 1000 Growth Index has detracted from the Portfolio's orientation to invest in "growth" oriented securities.

        As a result of the increased overlap between the Russell indexes, it is proposed the investment objective of the Growth Portfolio be changed to track an index which invests exclusively in growth oriented companies. Under the proposal, the Growth Portfolio's investment objective would be to seek investment results that track the total return of the common stocks that comprise the S&P/BARRA Growth Index.

        The S&P/BARRA Growth and S&P/BARRA Value indices were introduced in May 1992. The indices are used to split the S&P 500 Index into two separate and mutually exclusive investment styles. This split gives the S&P/BARRA indices a pure division between value and growth. The Price-to-book ratio is used to distinguish between value and growth. The Value Index contains the companies with lower price-to-book ratios compared to the Growth Index, which consists of higher price-to book ratios.

        The Growth Portfolio will attempt to reproduce the returns of the S&P/BARRA Growth Index by owning the securities contained in the index in as close as possible a proportion of the Growth Portfolio as each stock's weight in the S&P/BARRA Growth Index. This may be accomplished through ownership of all the stocks in the S&P/BARRA Growth Index and/or through a combination of stock ownership and owning futures contracts on the index and options on futures contracts.

        Twice a year, on January 1 and July 1, adjustments may be made in the Growth Portfolio's holdings due to a change in the composition of the S&P/BARRA Growth Index. The Growth Portfolio will attempt to achieve a correlation between its performance and that of the S&P/BARRA Growth Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Growth Portfolio's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P/BARRA Growth Index. The Adviser will attempt to minimize any "tracking error" (the statistical measure of the difference between the investment results of the Growth Portfolio and that of the S&P/BARRA Growth Index) in making investments for the Growth Portfolio. While the Growth Portfolio will remain invested in S&P/BARRA Growth Index securities as fully as possible, it must manage cash flows resulting from the Growth Portfolio's purchase and redemption of Growth Portfolio shares. Therefore, the Growth Portfolio may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Brokerage and other transaction costs, as well as investment advisory fees for the Growth Portfolio, in addition to potential tracking errors, will tend to cause the Growth Portfolio's return to be lower than the return of the S&P/BARRA Growth Index. In addition, there can be no assurance, that the Growth Portfolio will meet its objective.. Furthermore, even if the Portfolio is successful in tracking the performance of the index, the index may perform poorly in which case the Portfolio would have poor investment results.

        If the proposal is approved, the change in the Growth Portfolio's investment objective would become effective after the Shareholder vote, and would be completely phased in by July 26, 1999 to allow the Growth Portfolio a period to transition its holdings. At the time the new investment objective would become effective, the Adviser will determine, based on market conditions and the new investment objective, the extent to which securities held by the Growth Portfolio will be sold and new securities purchased. It is, however, important to understand the S&P/BARRA Growth Index contains many of the same securities as are contained in the Russell 1,000 Growth Index; therefore, certain securities will be retained. While it is anticipated the Adviser will have to make significant changes in the current holdings of the Growth Portfolio as a result of the new investment objective, the Fund cannot predict the precise impact the proposed changes would have on the Growth Portfolio's turnover rate. However, the Fund estimates that approval of this proposal would cause the turnover rate for 1999 to be approximately 25% due to the transition and for subsequent years, approximately 20%, though there can be no assurance that these estimates will be accurate. For comparison purposes, the turnover rate during 1998 was 26% and 1997 was 21%. The anticipated cost of these brokerage expenses will be negligible since the transition in investment objective will occur during the time of the typical reconstitution of the Russell 1000 Growth Index.

        Vote Required

        In order to approve this Proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Growth Portfolio is required. "Majority" for this purpose means: (a) 67% or more of the outstanding shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

        If this proposal is approved at the Meeting, value held under a Contract will remain in the Investment Division that invests in the Growth Index Portfolio unless separate instructions are received from the Contractowner to move the Contract value into another available Investment Division.

Standard & Poor's S&P/BARRA Growth Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Maxim Series Fund, Inc. The Growth Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using this index.

Evaluation of the Board of Directors

        At a meeting of the Board held on April 7, 1999, at which a majority of the Independent Directors were in attendance, the Board evaluated these Proposals. Prior to and during the meeting the Board requested information they deemed necessary to enable them to determine whether the Proposals are in the best interest of the Fund, each affected Portfolio and its respective shareholders.

        Based upon the Board's review and the evaluation of the materials they received, and in consideration of all factors deemed relevant, the Board determined these Proposals are reasonable and in the best interest of the Fund, each affected Portfolio and its respective shareholders. Accordingly, the Board, including all of the Independent Directors, unanimously approved these Proposals and voted to recommend that the shareholders of each affected Portfolio vote to approve the proposed changes.

THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT EACH OF THE AFFECTED PORTFOLIO'S RESPECTIVE SHAREHOLDERS VOTE TO APPROVE THE PROPOSED CHANGES AS SET FORTH IN PROPOSALS 1 THROUGH 4.

Shareholder Proposals

        It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by federal or Maryland law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the offices of the Fund. The expense of preparing, printing, and mailing this proxy statement and the accompanying form of proxy and notice of shareholder meeting will be borne by GWCM.

        The Fund will furnish, without charge, a copy of the 1998 Annual Report upon request of a Contractowner who has allocated contract value to the affected Portfolios of the Fund. Such requests should be forwarded to __________, 8515 East Orchard Road, Englewood, Colorado 80111; (800) 537-2033 ext. xxxx.


                                            By Order of the Board of Directors

                                            /s/ Beverly A. Byrne


                                            Beverly A. Byrne
                                    Secretary

May 25, 1999

                                      PROXY
                             MAXIM SERIES FUND, INC.
                    PROXY for SPECIAL METING OF SHAREHOLDERS JUNE 25, 1999

The undersigned hereby appoints Beverly A. Byrne and Glen R. Derback, or any of them, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of Maxim Series Fund, Inc. to be held at 8515 E. Orchard Rd., Englewood, Colorado, at 10:00 a.m. on June 25, 1999 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on April 30, 1999, upon the proposal below and as set forth in the Notice of Special Meeting and Proxy Statement for such Meeting.

               1) PROPOSAL TO APPROVE OR DISAPPROVE THE PROPOSED CHANGE THE INVESTMENT OBJECTIVE OF THE INVESTMENT GRADE CORPORATE BOND PORTFOLIO;

               [  ]  FOR            [  ]  AGAINST         [  ] ABSTAIN

                  (The Board of Directors recommend a vote FOR)

               2) PROPOSAL TO APPROVE OR DISAPPROVE THE PROPOSED CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE INVESTMENT GRADE CORPORATE BOND PORTFOLIO;

               a) THE CHANGE TO THE PORTFOLIO'S CURRENT RESTRICTION RELATING TO THE PURCHASE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS;

               [  ]  FOR            [  ]  AGAINST         [  ] ABSTAIN

                  (The Board of Directors recommend a vote FOR)

               b) THE CHANGE TO THE PORTFOLIO'S CURRENT RESTRICTION RELATING TO THE PURCHASE OF ANY SECURITIES ON MARGIN;

               [  ]  FOR            [  ]  AGAINST         [  ] ABSTAIN

                  (The Board of Directors recommend a vote FOR)

               c) THE CHANGE TO THE PORTFOLIO'S CURRENT RESTRICTION RELATING TO WRITING, PURCHASING OR SELLING OF PUT OPTIONS, CALL OPTIONS OR A COMBINATION THEREOF;

               [  ]  FOR            [  ]  AGAINST         [  ] ABSTAIN

                  (The Board of Directors recommend a vote FOR)

               3) PROPOSAL TO APPROVE OR DISAPPROVE THE PROPOSED CHANGE THE INVESTMENT OBJECTIVE OF THE VALUE INDEX PORTFOLIO;

               [  ]  FOR            [  ]  AGAINST         [  ] ABSTAIN

                  (The Board of Directors recommend a vote FOR)

               4) PROPOSAL TO APPROVE OR DISAPPROVE THE PROPOSED CHANGE THE INVESTMENT OBJECTIVE OF THE GROWTH INDEX PORTFOLIO;

               [  ]  FOR            [  ]  AGAINST         [  ] ABSTAIN

                  (The Board of Directors recommend a vote FOR)

        5) In the Board of Directors discretion, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED AS STATED IN THE PROXY STATEMENT. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Dated:                          , 1999
      --------------------------                   --------------------------
                                            (Signature of Shareholder)

This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

       Please sign and date your Proxy and return promptly in the accompanying envelope.